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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006


                          First Consulting Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Delaware                   0-23651            95-3539020
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         (State or other jurisdiction       (Commission        (IRS Employer
                Of incorporation)           File Number)    Identification No.)

       111 W. Ocean Blvd. 4th Floor,
               Long Beach, CA                                    90802
  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On December 19, 2006, New York Presbyterian Hospital (NYPH), a holder of 1 million shares of FCG common stock, informed FCG that it had completed a block trade to sell all 1 million shares to undisclosed purchasers. The FCG common stock was originally issued to NYPH in September 2003 in connection with the buy-out of NYPH's minority interest in a former FCG subsidiary. Under the terms of that buy-out, the FCG stock issued to NYPH was subject to customary lock-up provisions until January 1, 2007. In order to accommodate the block trade by NYPH, FCG agreed to an early release of the lock-up provisions.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               First Consulting Group, Inc.



Date:  December 20, 2006              By:      /s/ Michael A. Zuercher
                                               ---------------------------------
                                               Michael A. Zuercher
                                               VP, General Counsel and Secretary